UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2009

IRWIN FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

INDIANA	0-6835	35-1286807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
500 Washington Street
Columbus, Indiana 47201
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (812) 376-1909
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On September 15, 2009, Irwin Financial Corporation (the “Corporation”) and its principal depository institution subsidiary, Irwin Union Bank and Trust Company (“IUBT”), entered into a Cease and Desist Order (the “Order”) with the Board of Governors of the Federal Reserve System (the “Federal Reserve”) and the Indiana Department of Financial Institutions (the “DFI”). The Order includes requirements that the Corporation and IUBT achieve certain designated capital levels and reduce reliance on certain types of deposits by September 30, 2009. The Corporation and IUBT believe that there is no realistic prospect of achieving the required capital levels by the date required in the Order and, in the absence of certain loan sales, which the Corporation and IUBT believe would not be approved by appropriate regulatory bodies, they cannot achieve the requisite reduction in reliance on the designated deposits by the required date.
     The full text of the Order attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
     IUBT is a separate legal entity from the Corporation’s other depository institution subsidiary, Irwin Union Bank, F.S.B., which is a party to a Stipulation and Consent to the issuance of an Order to Cease and Desist with the Office of Thrift Supervision, dated July 24, 2009.
Item 8.01 Other Events
     The Corporation has also been advised by the Federal Reserve Bank of Chicago (“Chicago Reserve Bank”) and the DFI that they disagree with the Corporation’s view of the timing of the recognition of certain loan losses. As a result, IUBT has been required to submit to the Federal Deposit Insurance Corporation (the “FDIC”) amended Consolidated Reports of Condition and Income (referred to herein as the “Amended Call Report”) for the three months ended June 30, 2009 consistent with the Chicago Reserve Bank’s view of the timing of these losses. The Bank is undercapitalized for purposes of section 38 of the Federal Deposit Insurance Act and Regulation H and is subject to the restrictions imposed on an undercapitalized state member bank.
     Once we file the Amended Call Report, or if the Indiana Board of Public Depositories revokes our eligibility sooner, IUBT will no longer be eligible to receive deposits from Indiana public entities unless they are insured by the FDIC. These municipal deposits have represented an important source of liquidity for IUBT.
Item 9.01. Financial Statements and Exhibits
     d.) Exhibits

Exhibit No.	Description
10.1	Federal Reserve and DFI Order to Cease and Desist, dated September 15, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRWIN FINANCIAL CORPORATION (Registrant)
Date: September 16, 2009	By:	/s/ Steven R. Schultz
STEVEN R. SCHULTZ First Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Federal Reserve and DFI Order to Cease and Desist, dated September 15, 2009